UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2023 (December 19, 2023)

Innovative International Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40964	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24681 La Plaza Ste 300

Dana Point, CA 92629

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (805) 907-0597

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one Redeemable Warrant	IOACU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share, included as part of the Units	IOAC	The Nasdaq Stock Market LLC

Redeemable Warrants, each exercisable for one Class A ordinary share for $11.50 per share, included as part of the Units	IOACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On December 19, 2023, Innovative International Acquisition Corp. (“IOAC” or the “Company”), a Cayman Islands exempted company (the “Company”), held an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) in connection with the proposed business combination (the “Business Combination”) contemplated by the Agreement and Plan of Merger and Reorganization, dated October 13, 2022, (as it may be amended or supplemented from time to time, the “Merger Agreement”) by and among IOAC, Innovative International Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of IOAC (“Merger Sub”), Zoomcar, Inc., a Delaware corporation (“Zoomcar”) and Greg Moran, acting as representative of the Zoomcar stockholders, as described in the joint proxy statement/consent solicitation statement/prospectus filed by the Company with the Securities and Exchange Commission on October 2, 202 (as updated by Supplement No. 1 on October 20, 2023, Supplement No. 2 on November 17, 2023 and Supplement No. 3 on December 15, 2023, the “Proxy Statement/Prospectus/Consent Solicitation Statement”). Present at the Extraordinary General Meeting were holders of approximately 9.7 million the Company’s Ordinary Shares, par value $0.0001 per share (“Ordinary Shares”), in person or by proxy, representing approximately 82% of the voting power of the Company’s Ordinary Shares issued and outstanding as of September 20, 2023, the record date for the Extraordinary General Meeting (the “Record Date”), and constituting a quorum for the transaction of business. As of the Record Date, there were 11,820,421 Ordinary Shares issued and outstanding.

At the Extraordinary General Meeting, the Company’s shareholders approved the NTA Proposal, the Domestication Proposal, the Business Combination Proposal, the Organizational Documents Proposal, the Advisory Charter Proposals, the Nasdaq Proposal, the Incentive Plan Proposal and the Director Proposal, in each case as defined and described in greater detail in the Proxy Statement/Prospectus/Consent Solicitation Statement. The Adjournment Proposal, as defined and described in greater detail in the Proxy Statement/Prospectus/Consent Solicitation Statement, was not presented to the Company’s shareholders as the NTA Proposal, the Domestication Proposal, the Business Combination Proposal, the Organizational Documents Proposal, the Advisory Charter Proposals, the Nasdaq Proposal, the Incentive Plan Proposal and the Director Proposal each received a sufficient number of votes for approval.

Set forth below are the final voting results for the NTA Proposal, the Domestication Proposal, the Business Combination Proposal, the Organizational Documents Proposal, the Advisory Charter Proposals, the Nasdaq Proposal, the Incentive Plan Proposal, and the Director Proposal:

The NTA Proposal

A proposal to approve by special resolution under Cayman Islands law, amendments to IOAC’s Amended and Restated Memorandum and Articles of Association (the “Existing Organizational Documents”), which amendments shall be effective, if adopted and implemented by IOAC, prior to the consummation of the Domestication (as defined below) and the proposed Business Combination, to remove the requirements contained in the Existing Organizational Documents limiting IOAC’s ability to redeem Ordinary Shares and consummate an initial business combination if such redemptions would cause IOAC to have less than $5,000,001 in net tangible assets. The voting results of the Ordinary Shares were as follows:

Votes For	Votes Against	Abstentions
9,716,367	9,297	0

The Domestication Proposal

A proposal to approve by special resolution under Cayman Islands law, the change of IOAC’s jurisdiction of incorporation from the Cayman Islands to the State of Delaware by deregistering as an exempted company in the Cayman Islands and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware (the “Domestication” and the post-Domestication company, “New Zoomcar”). The voting results of the Ordinary Shares were as follows:

Votes For	Votes Against	Abstentions
9,716,366	9,298	0

The Business Combination Proposal

A proposal to approve and adopt the Merger Agreement. The voting results of the Ordinary Shares were as follows:

Votes For	Votes Against	Abstentions
9,716,367	9,297	0

The Organizational Documents Proposal

A proposal to approve by special resolution under Cayman Islands law, assuming the Domestication Proposal and the Business Combination Proposal are approved and adopted, the amendment and restatement of the Existing Organizational Documents by their deletion and replacement in their entirety with the proposed new certificate of incorporation (the “Proposed Charter”) and bylaws (the “Proposed Bylaws,” and, together with the Proposed Charter, the “Proposed Organizational Documents”) of New Zoomcar, which, if approved, would take effect at the time of the Domestication. The voting results of the Ordinary Shares were as follows:

Votes For	Votes Against	Abstentions
9,487,556	238,108	0

The Advisory Charter Proposals

The proposals to approve, as ordinary resolutions and on a non-binding advisory basis, certain governance provisions in the Proposed Charter and Proposed Bylaws of New Zoomcar. The voting results of the Ordinary Shares on each of the sub-proposals were as follows:

Advisory Charter Proposal 5A: To authorize capital stock of 260,000,000 shares, consisting of 250,000,000 shares of common stock, par value $0.0001 per share, and 10,000,000 shares of preferred stock.

Votes For	Votes Against	Abstentions
9,456,863	268,801	0

Advisory Charter Proposal 5B: To provide that any amendment to the Proposed Bylaws will require the approval of either the New Zoomcar’s board of directors or the holders of at least sixty-six and two-thirds percent (66 2∕3%) of the voting power of New Zoomcar’s then-outstanding shares of capital stock entitled to vote generally in an election of directors, voting together as a single class.

Votes For	Votes Against	Abstentions
9,228,052	497,612	0

Advisory Charter Proposal 5C: To provide that the Court of Chancery of the State of Delaware shall be the exclusive forum for certain actions and claims.

Votes For	Votes Against	Abstentions
9,456,863	268,801	0

Advisory Charter Proposal 5D: To eliminate various provisions in the Existing Organizational Documents applicable only to blank check companies.

Votes For	Votes Against	Abstentions
9,716,366	9,298	0

The Nasdaq Proposal

The proposal to approve, for the purposes of complying with the applicable Nasdaq listing rules, the issuance of shares, or securities convertible into shares, of common stock of New Zoomcar, in connection with the following: (i) the Merger, (ii) the Ananda Trust Subscription Agreement; (iii) the Anticipated Ananda Trust Closing Investment; and (iv) potential arrangements to satisfy IOAC’s and Zoomcar’s payment obligations to underwriters and certain service providers and vendors. The voting results of the Ordinary Shares were as follows:

Votes For	Votes Against	Abstentions
9,716,367	9,297	0

The Incentive Plan Proposal

The proposal to approve the adoption of the Zoomcar Holdings, Inc. 2023 Equity Incentive Plan. The voting results of the Ordinary Shares were as follows:

Votes For	Votes Against	Abstentions
9,487,556	238,108	0

The Director Proposal

 The proposal to approve, by ordinary resolution under Cayman Islands law, the election of seven directors to serve staggered terms on the board of directors of New Zoomcar until the 2024, 2025 and 2026 annual meeting of stockholders of New Zoomcar or until each such director’s successor has been duly elected and qualified, or until each such director’s earlier death, resignation, retirement, or removal. The voting results of the Ordinary Shares on each of the sub-proposals were as follows:

Director Proposal 8A: David Ishag

Votes For	Votes Against	Abstentions
9,716,367	0	9,297

Director Proposal 8B: Swatick Majumdar

Votes For	Votes Against	Abstentions
9,716,366	1	9,297

Director Proposal 8C: Mohan Ananda

Votes For	Votes Against	Abstentions
9,487,557	228,810	9,297

Director Proposal 8D: Madan Menon

Votes For	Votes Against	Abstentions
9,487,556	228,811	9,297

Director Proposal 8E: Greg Moran

Votes For	Votes Against	Abstentions
9,716,367	0	9,297

Director Proposal 8F: Graham Gullans

Votes For	Votes Against	Abstentions
9,716,366	1	9,297

Director Proposal 8G: Evelyn D’An

Votes For	Votes Against	Abstentions
9,716,367	0	9,297

Redemption of Ordinary Shares

The Company’s public shareholders had the right to elect to redeem all or a portion of their Ordinary Shares for a per share price calculated in accordance with its organizational documents. The Company’s public stockholders holding 2,413,764 Ordinary Shares, or 98.7% of all outstanding public shares, validly elected to redeem their public shares.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 20, 2023	INNOVATIVE INTERNATIONAL ACQUISITION CORP.

	By:	/s/ Mohan Ananda
	Name:	Mohan Ananda
	Title:	Chief Executive Officer